                        LEASE AGREEMENT BY AND BETWEEN


                     Carolina Blackhawk, LLC, as Landlord


                                      AND


                     Engage Technologies, Inc., as Tenant

                               TABLE OF CONTENTS
                               -----------------

1.   PREMISES AND TERM.
     -----------------

2.   BASE RENT, CAM EXPENSE, JANITORIAL EXPENSE AND SECURITY DEPOSIT.
     ---------------------------------------------------------------

3.   UTILITIES.
     ---------

4.   COMPLIANCE WITH LAWS AND USE.
     ---------------------------

5.   REPAIR AND MAINTENANCE.
     -----------------------

6.   ALTERATIONS.
     -----------

7.   SIGNS.
     -----

8.   INSPECTION.
     ----------

9.   ASSIGNMENT AND SUBLETTING.
     -------------------------

10.  FIRE AND CASUALTY DAMAGE.
     ------------------------

11.  LIABILITY AND INSURANCE.
     -----------------------

12.  CONDEMNATION.
     ------------

13.  HOLDING OVER AND TERMINATION.
     ----------------------------

14.  QUIET ENJOYMENT.
     ---------------

15.  EVENTS OF DEFAULT.
     -----------------

16.  REMEDIES.
     --------

17.  LANDLORD'S LIEN.
     ---------------

18.  MORTGAGES.
     ---------

19.  MECHANIC'S LIENS.
     ----------------

20.  NOTICES.
     -------

21.  BROKER'S CLAUSE.
     ---------------

22.  LANDLORD'S LIABILITY.
     --------------------

23.  RULES AND REGULATIONS.
     ---------------------

24.  HAZARDOUS MATERIALS.
     -------------------

25.  MISCELLANEOUS.
     -------------

     EXHIBIT A- THE LAND
     ---------
     EXHIBIT B- FLOOR PLAN
     ---------
     EXHIBIT C- PLANS AND SPECIFICATIONS [IF ANY]
     ---------
     EXHIBIT D - LANDLORD UPFIT
     ---------
     EXHIBIT E- RULES AND REGULATIONS
     ---------
     EXHIBIT F- COMPLIANCE REPORTS
     ---------

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease"), is made and entered into as of the day
                                -----
of October, 1999, by and between Carolina Blackhawk, LLC (the "Landlord"), and
                                                               --------
Engage Technologies, Inc., a Delaware, corporation (the "Tenant").
                                                         ------

                             W I T N E S S E T H:
                             -------------------

          1.   PREMISES AND TERM.
               -----------------

          (a)  PREMISES. In consideration of the obligation of Tenant to pay
               --------
     rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, certain premises comprised of 24,600 rentable square feet (the "Premises") in a building known as 3020 Highwoods Boulevard (the "Building") situated on certain land (the "Land") in the
                     --------                                  ----
     County of Wake, State of North Carolina, more particularly described on Exhibit A, attached hereto and incorporated herein by reference, together
     ---------
     with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the Premises.

          A floor plan of the Premises is attached hereto and made a part hereof as Exhibit B. Except as provided herein, the Premises are leased by Tenant
        ---------
     "as is". Except as Tenant may specify in writing to Landlord, the taking of possession by Tenant shall be deemed conclusively to establish that the Premises and any improvements thereto are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord unless such representations or promises are expressly set forth in this Lease. Within five days of the Commencement Date, Tenant shall, upon demand of Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, acknowledging the Commencement and Termination Dates of this Lease.

          Before the Commencement Date (as hereinafter defined), certain upfit of the Premises shall be performed by Landlord and Tenant. Landlord agrees to perform the limited upfit set forth on Exhibit D and incorporated herein
                                               ---------
     by reference. Landlord shall also obtain at its cost the certificate of occupancy necessary for Tenant to occupy the Premises and conduct its business therein. Tenant shall be responsible for reimbursing Landlord up to Five Thousand Dollars ($5,000.00) for additional upfit provided Landlord delivers reasonable evidence that the upfit to the Premises will exceed $70,000.00. Tenant's reimbursement to Landlord shall be one half of any amount exceeding $70,000.00 but Tenant's contribution shall not exceed $5,000.00, which at Tenant's option shall amortize over the initial Term of this Lease at the rate of 8.5% per annum.

          (b) In the event that Landlord has not substantially completed the Premises on or before December 31, 1999 ("Outside Date") so that Tenant can lawfully occupy and fully operate its business in the Premises, then Tenant shall have the right to terminate this Lease by written notice to Landlord at any time after the Outside Date but before the date that Landlord actually substantially completes the Premises. Notwithstanding the foregoing, if Landlord is delayed in performing its obligations herein, by reason of strike or other labor problems, acts of God, riot, weather, insurrection, governmental actions or requirements, activities of or construction by Tenant, or any other cause beyond the reasonable control of Landlord, the time for Landlord's performance shall be extended for the period of any such delay.

          Provided that Tenant and its employees, agents and contractors do not unreasonably interfere with Landlord's work in the Premises, Landlord shall allow Tenant access to the Premises to install cabling, furniture and equipment. Before Tenant's entry into the Premises as permitted hereunder, Tenant shall submit a schedule to Landlord (and Landlord's contractor, if so requested by Landlord), for their reasonable approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify and protect and defend Landlord against any loss or damage to the Premises and against injury to any person caused by Tenant's actions as a result of such entry, to the extent such loss or damage is not covered by insurance carried or required to be carried under this Lease.

          Tenant acknowledges and agrees that the upfit by Landlord shall be performed before the Commencement Date in accordance with the plans and specifications for the Premises (the "Plans") (defined below) and in a good and workmanlike manner using standard building materials, provided such work is completed on or before December 31, 1999. The Plans are subject to the mutual and reasonable approval of Landlord and Tenant, and upon such approval, a copy of the Plans shall be attached hereto and made a part hereof as Exhibit C. Each party shall act in good faith and respond
               ---------
     promptly to any request of the other party hereto for approval of any portion of the Plans.

          Tenant shall have the right under this Lease, subject to any applicable laws, regulations or rules, including but not limited to Highwoods Office Park's restrictive covenants, to install satellite dish(es), antennas, and telecommunications equipment on the rooftop of the Premises at Tenant's sole cost and expense. All work by Tenant shall be performed in a good and workmanlike manner and in compliance with applicable laws and ordinances. The equipment installed by Tenant shall remain the exclusive property of Tenant, and Tenant shall have the right to remove all or any portion of said equipment at any time during the term of this Lease. Following any such removal, Tenant shall repair any damage caused by the same and restore the rooftop to its existing condition, reasonable wear and tear excepted. Following any termination of this Lease, any property which is not removed by Tenant within sixty (60) days after the expiration or earlier termination of this Lease shall, upon the expiration of said sixty (60) day period, become the property of Landlord, and Tenant shall thereafter have no rights, obligations or liabilities whatsoever with respect thereto.

          Tenant agrees to indemnify, defend and hold Landlord harmless from and against injury, loss, damage or liability (or any claims in respect of the foregoing), costs or expenses (including reasonable attorneys' fees and court costs) arising from the installation, use, maintenance, repair or removal of the equipment located on the rooftop except to the extent caused by Landlord's negligence or willful misconduct.

          (c)  TERM.
               ----

          TO HAVE AND TO HOLD the same for a term of thirty six (36) months commencing on November 1, 1999 (the "Commencement Date"), and ending on
                                          -----------------
     October 31, 2002, unless sooner terminated pursuant to the provisions hereof (the "Termination Date") provided, however, such Commencement Date
                  ----------------
     shall be extended for each day that the Landlord has not completed its upfit of the Premises in accordance with the terms hereof. The Commencement Date and Termination Date shall also be extended due to delays beyond the control of Landlord, including, but not limited to, permitting, acts of God, delays caused by Tenant, and/or inclement weather.

          (d)  OPTION TO RENEW.
               ---------------

          Tenant shall have the option to renew the term of the Lease for two renewal periods (each, a "Renewal Term") of three (3) years in duration,
                               ------------
     provided that Tenant shall not be in Default (as defined in Section 15 hereof) under the Lease on the date such rights are exercised, or on the date a Renewal Term shall commence. The date of the commencement of a Renewal Term shall be the day after the expiration of the then current term of the Lease (unless sooner terminated as provided herein).

          All terms and conditions of this Lease shall be in effect during any Renewal Term, except that the base rent paid by Tenant during the Renewal Term shall be three percent (3%) above the base rent for the previous Lease term. Tenant shall deliver to Landlord written notice of its election to exercise its option to renew no less than six (6) months prior to the expiration of the then current Lease term or Tenant's right to renew for a Renewal Term shall be null and void.

          2.   BASE RENT, CAM EXPENSE, JANITORIAL EXPENSE, AND SECURITY
               --------------------------------------------------------
     DEPOSIT.
     -------

          (a)  BASE RENT.
               ---------

          Tenant agrees to make monthly payments of base rent to Landlord for the Premises ("base rent"), in advance, without demand, deduction or
                    ---------
     offset, in lawful money of the United States, at the annual rate of fourteen dollars and 64/100 ($14.64) per rentable square foot of the Premises, commencing on the Commencement Date as extended pursuant to paragraph 1(c), and continuing on the first day of each and every month thereafter until the Termination Date. Such monthly installments of base rent shall be in the amount of $30,012.00. Rent payments for any fractional calendar month at the end, or the beginning of the term of the Lease, shall be prorated.

          (b)  CAM EXPENSE.
               -----------

          Beginning on the Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, the annual cost to Landlord in excess of $2.80 per square foot of all the costs and expenses of the operation, repair and maintenance of the Premises, the Building, its interior and exterior common areas, and driveways and parking areas, including, but not limited to, the costs of lawn maintenance, driveway and parking area maintenance for the Premises and for the streets and roadways providing access to the Building and the Land, management and supervisory fees, exterior lighting maintenance, snow removal, repair and maintenance of paved areas, cleaning supplies, miscellaneous building supplies, sweeper brushes, supplies for materials used by Tenant, external paint for the Building, exterior and interior common area maintenance, elevator repair and maintenance, external plumbing for the Building, utility costs for exterior lighting and lighting in common areas, insect and pest extermination, security guards for the complex in which the Premises are located, signs for the complex in which the Premises are located, fuel for vehicles and street sweepers used by Landlord in the complex in which the Premises are located and miscellaneous maintenance expenses, heat, air conditioning, labor, materials, supplies, equipment and tools, permits, licenses, inspection fees, window glass replacement and repair, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation and/or maintenance of the Building, costs for maintenance, repair, and replacement of HVAC systems and other Building systems, trash removal at the Premises, all taxes, assessments and governmental charges of any kind or nature whatsoever levied or assessed against the Land and the Building by any municipality, county, or other governmental agency, and the cost of all insurance relating to the Building and the Land for which Landlord considers reasonably necessary for the operation of the Premises, which may include, without limitation, commercial general liability, rent loss, fire, and extended coverage insurance (hereinafter collectively, the "CAM
                                                                     ---
     Expense").
     -------

          Notwithstanding anything to the contrary set forth herein, CAM Expense shall not include the following:

          (i) Inheritance, estate, succession, transfer, gift, franchise, or capital stock tax, or any income taxes arising out of or related to ownership and operation of income-producing real estate, or any excise taxes imposed upon Landlord based upon gross or net rentals or other income received by it.

          (ii)   Any ground or underlying lease rental;

          (iii) Bad debt expenses and interest, principal, points and fees on debts or amortization on any mortgage or other debt instrument encumbering the Building or the Lot;

          (iv) Costs which may be considered capital improvements, capital repairs, capital changes or any other capital costs as determined under generally accepted accounting principles except for capital improvements required by any laws not in existence and not in effect as of the Commencement Date, in which case such costs shall be capitalized and amortized over their useful life determined in accordance with generally accepted accounting principles;

          (v) Rentals for items which if purchased, rather than rented, would constitute a capital cost;

          (vi) Costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed;

          (vii) Depreciation, amortization and interest payments, except on equipment, materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (viii) Advertising and promotional expenditures, and costs of acquisition and maintenance of signs in or on the Building identifying the owner of the Building or other tenants;

          (ix) Marketing costs, including leasing commissions, attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments), and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

          (x) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

          (xi) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly;

          (xii) Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building;

          (xiii) Management fees paid or charged by Landlord in connection with the management of the Building to the extent such management fee is in excess of the management fee customarily paid or charged by landlords of the comparable buildings in the vicinity of the Building;

          (xiv) Salaries and other benefits paid to the employees of Landlord to the extent customarily included in or covered by a management fee, provided that in no event shall CAM Expenses include salaries and/or benefits attributable to personnel above the level of Building manager;

          (xv) Rent for any office space occupied by Building management personnel to the extent the size or rental rate for such office space exceeds the size or fair market rental value of office space occupied by management personnel of comparable buildings in the vicinity of the Building;

          (xvi) Amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

          (xvii) Landlord's general corporate overhead and general and administrative expenses;

          (xviii) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

          (xix) Services provided, taxes, attributable to, and costs incurred in connection with the operation of any retail, restaurant and garage operations for the Building, and any replacement garages or parking facilities and any shuttle services;

          (xx) Costs incurred in connection with upgrading the Building to comply with laws, rules, regulations and codes in effect before the Commencement Date;

          (xxi) Costs arising from the gross negligence or willful misconduct of Landlord or other tenants or occupants of the Building or their respective agents, employees, licensees, vendors, contractors or providers of materials or services;

          (xxii) Costs arising from Landlord's charitable or political contributions;

          (xxiii) Costs arising from latent defects or repair thereof;

          (xxiv)  Costs for sculpture, paintings or other objects of art;

          (xxv) Costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants; and

          (xxvi) Any costs incurred by Landlord in order to prepare for, correct, repair or test for any problems in the Building relating to the year 2000 computer problem.

          Since one of the purposes of CAM Expenses is to allow Landlord to require Tenant to pay for the costs attributable to its Premises, Landlord agrees that (i) Landlord will not collect or be entitled to collect CAM Expenses from all of its tenants in an amount that is in excess of one hundred percent (100%) of the CAM Expenses actually paid by Landlord in connection with the operation of the Premises, and (ii) Landlord shall make no profit from Landlords' collections of CAM Expenses. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as CAM Expenses except in the year in which the assessment or premium installment is due actually paid; provided, however, that if the prevailing practice in other comparable office buildings in the vicinity of the Building is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in CAM Expenses as paid by Landlord; in no event, however, shall Landlord include any accrued interest (resulting form such assessments or premiums) in its computation of CAM Expenses.

          (c) Landlord shall keep, in the Building manager's office, complete books and records regarding CAM Expenses (which includes Taxes) (collectively, "Charges"). All records shall be retained for at least one
     (1) year. Tenant shall have the right to audit the applicable records of Landlord to confirm that the Charges billed to Tenant are proper and conform to the provisions of this Lease. Such right shall be exercisable by Tenant within six (6) months after Tenant's receipt of Landlord's annual statement of such charges. Landlord shall cooperate with Tenant in providing Tenant reasonable access to Landlord's books and records during normal business hours to enable Tenant to audit Landlord's books and records as they relate to any costs or expenses passed through to Tenant pursuant to any provisions of this Lease. If the audit discloses any overpayment on the part of Tenant, then Tenant shall be entitled to a credit on the next succeeding installment of rent for an amount equal to the overcharge plus interest on the amount of such overcharge from the date on which same was paid by Tenant until the date refunded by Landlord at the prime rate then published in The Wall Street Journal, and such credit shall be extended to succeeding installments of rent in the event such overcharge exceeds the amount of the next succeeding such installment and, in the event the term of this Lease has expired or been earlier terminated, then Tenant shall be entitled to a refund of such excess from Landlord within thirty (30) days after such date or expiration or earlier termination. In addition, in the event such audit by Tenant discloses such an overcharge in excess of five percent (5%) of the amount actually due from Tenant for Charges, then Landlord shall pay to Tenant the reasonable costs and expenses of such audit.

          (d)  JANITORIAL EXPENSES.
               -------------------

          Beginning on the Commencement Date and continuing for the entire term hereof, Tenant shall be responsible for the retention and payment of all janitorial services to the Premises.

          (e)  RECONCILIATION OF EXPENSES.
               --------------------------

          Within ninety (90) days of the close of each calendar year of the Term, Landlord shall promptly notify Tenant of the total actual CAM Expense, attaching a copy of the tax or special assessment bill, the insurance invoice, and the calculation of CAM Expense, and shall specify Tenant's share of the costs thereof. Tenant shall pay the amount so specified to Landlord within thirty (30) days following receipt by Tenant of Landlord's notice. Failure by Tenant to pay Landlord such amount within the period designated shall constitute a non-payment of rent by Tenant and a Default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon Default in payment of rent. If the first year for which the CAM Expense is due or the final year of the term hereof do not coincide with the calendar year, Tenant's CAM Expense for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises.

          (f)  SECURITY DEPOSIT.
               ----------------

          Tenant shall pay to Landlord on or before the execution date hereof the sum of twenty eight thousand nine hundred five and NO/100 dollars ($28,905.00) to be held by Landlord as security for the performance by Tenant of all obligations imposed on Tenant pursuant to this Lease (hereinafter the "security deposit"). Landlord shall not be required to
                       ----------------
     apply all or any portion of the security deposit with respect to any particular violation or Default by Tenant but Landlord may apply all or any portion of the security deposit to any violation, breach, or Default by Tenant hereunder. LANDLORD SHALL DEPOSIT THE SECURITY DEPOSIT IN AN INTEREST BEARING ESCROW ACCOUNT, WITH ALL INTEREST ACCRUED THEREON TO BE FOR THE BENEFIT OF LANDLORD. Tenant shall reimburse Landlord for such portions of the security deposit as Landlord shall from time to time apply with respect to any violation, breach, or Default by Tenant hereunder promptly upon written notice of such application by Landlord. Any portion of the security deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant upon the termination of this Lease.

          If Landlord conveys Landlord's interest under this Lease, the security deposit, or any part thereof not previously applied, may be transferred by Landlord to Landlord's grantee, and if so transferred, Tenant agrees to look solely to such grantee for the proper application and return thereof in accordance with the terms of this Section 2. Tenant agrees that Tenant will not assign, and that neither Landlord, nor its successors and assigns, shall be bound by any such assignment, encumbrance or pledge, attempted assignment, attempted pledge, or attempted encumbrance of the security deposit.

          Any mortgagee or ground lessor shall not be responsible to Tenant for the return or application of the security deposit, whether or not it succeeds to the position of

     Landlord hereunder, unless the security deposit shall have been received in fact by such mortgagee or ground lessor.

          (g)  PROVISIONS TO SURVIVE LEASE TERMINATION.
               ---------------------------------------

          Any unperformed obligations of Tenant or Landlord under this Section 2 shall survive the termination of the Lease, for whatever reason, or any extension or renewal hereof.

          3.   UTILITIES.
               ---------

          (a) Tenant shall pay all charges for all water, electrical, telephone, sewer, and other utilities or services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto. Tenant shall also pay for any utility maintenance charges and shall furnish all electric light bulbs and tubes required for the Premises provided the Premises will be delivered with working electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other tenants of the Building.

          (b) Landlord shall in no event be liable for any interruption or failure of utility services on the Premises. Landlord agrees to provide at its cost, all utility line connections into the Premises.

          4.   COMPLIANCE WITH LAWS AND USE.
               ----------------------------

          (a) The Premises shall be used only for the following purposes: general office use including without limitation computer and data centers and training rooms. Tenant shall conduct no activity that will result in the discharge of harmful gases, affluents or other wastes or toxic substances. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its sole cost and expense obtain any and all licenses and permits necessary for its particular use of the Premises as opposed to office use generally. Tenant shall comply with all governmental laws, ordinances and regulations relating to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense to the extent related to Tenant's particular use of the Premises as opposed to office use generally. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to permeate in or emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive, inflammable, combustible, corrosive, caustic or poisonous. Tenant will not permit the Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. Tenant shall give notice to Landlord as soon as Tenant becomes aware of the occurrence of any accident in the Premises or upon Tenant's discovery of any defects thereon or in any fixtures or equipment located therein or upon the occurrence of any emergency in the Premises or the Building.

          (b) Tenant, at its expense, in making any alterations, renovations, upfit or modifications of the Premises shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Premises, including, but not limited to, the provisions of the Americans with Disabilities Act of 1990, as amended, and with recorded covenants, conditions and restrictions applicable for the Land and Building.

          (c) Notwithstanding the foregoing or any other provision of this Lease, however, Tenant shall not be responsible for compliance with any such laws, regulations, or the like requiring (i) structural repairs or modifications or (ii) repairs or modifications to the utility or building service equipment or
     (iii) installation of new building service equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations shall (a) be due to Tenant's particular manner of use of the Premises (as opposed to office use generally), or (b) be due to the negligence or willful misconduct of Tenant or any agent, employee, or contractor of Tenant.

          (d) Landlord represents and warrants to Tenant that the reports attached hereto as Exhibit F include all due diligence reports received by Landlord in its acquisition of the Building and Land.

          (e) Landlord represents and warrants to Tenant to the best of its knowledge based solely upon those reports listed on Exhibit F attached hereto that the Building and the Premises are in compliance with all applicable building code, zoning, land use and environmental laws including, without limitation, the Americans with Disabilities Act and agreements and the requirements of all easement and encumbrance documents and Landlord covenants to keep the same in compliance throughout the Term.

          5.   REPAIRS AND MAINTENANCE.
               -----------------------

          (a) Except as provided herein, Landlord shall at its expense maintain, repair and replace only the roof, downspouts, gutters, foundation, all utility lines located outside the Building and the exterior walls, windows, glass, and plate glass of the Building in good repair, reasonable wear and tear excepted. Tenant shall repair, replace and pay for, any damage to the foregoing caused by the construction activities of Tenant, the negligence or willful misconduct of Tenant or Tenant's employees, agents or invitees, or caused by Tenant's Default hereunder. Tenant shall promptly give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Except to the extent caused by the willful misconduct or negligence of Landlord, Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

          (b) Tenant shall at its own cost and expense maintain and repair all parts of the interior of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs including, but not limited to, any special office entry, interior walls, finish work, floors and floor covering, plumbing work and fixtures, to the extent the foregoing are within the Building and regular removal of trash and debris. Tenant shall not be obligated to repair any casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 10(a) below or any systems or equipment under manufacturer or vendor warranty. Landlord represents and covenants that it will install a new heating and air conditioning system before December 31, 1999, at Landlord's sole cost. As such system will be new and under warranty, Tenant shall not be responsible for maintaining or repairing the same except to the extent any damage thereto is caused by the willful misconduct or negligence of Tenant.

          (c) If either party hereto shall fail to fulfill its obligations under this paragraph 5 after written notice to the other and the passage of applicable cure periods, the other party hereto may enter upon the area of the Building or the Premises as required to conduct the obligations of the defaulting party, and shall be entitled to reimbursement from the defaulting party for its actual costs and expenses in conducting such obligations. The defaulting party shall reimburse the other party hereto for its actual costs and expense promptly upon demand made by the other party hereto. The provisions of this subparagraph shall not be interpreted to obligate either party hereto to conduct obligations of the other party hereto.

          (d) Tenant shall enter into a maintenance contract providing for the periodic maintenance of all heating and air conditioning systems and units in the Premises, and removal and replacement of filters, and shall enter into a janitorial contract providing for the cleaning of the Premises and the removal of all trash and debris. These contracts shall be with parties and upon such terms and conditions as shall be reasonably approved by Landlord. Tenant shall provide Landlord a copy of such contracts on or before the Commencement Date.

          (e) Tenant shall not damage any demising wall of the Building, or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

          6.   ALTERATIONS.
               -----------

          (a) Tenant shall not make any alterations, additions or improvements to the Premises except for minor decorative changes (including, but not limited to, roof and wall penetrations) without the prior written consent of Landlord, which may be withheld in Landlord's reasonable discretion. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, make non-structural changes including erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character or structure of the Premises or improvements and without overloading or damaging the Premises or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Tenant shall not make any alterations, additions or improvements to the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including but not limited to commercial general liability, or which will prevent Landlord from securing such policies in companies acceptable to Landlord. If any such alterations, additions or improvements cause the rate of fire or other insurance on the Premises by companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Premises for permitted uses thereof, Tenant shall pay as additional rent the amount of any such increase promptly upon demand by Landlord.

          (b) Any and all alterations, additions, improvements, partitions and fixtures erected by Tenant shall be the property of Landlord and shall remain at the Premises upon termination of the Lease or upon earlier vacating of the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease provided such removal may be accomplished without damage to the Premises or to the primary structure or structural qualities of the Building and other improvements situated on the Premises. Tenant shall repair any damage to the Premises, or to the Building as a result of any alteration, addition, improvement, or repair to the Premises, or the removal of personal property or trade fixtures by Tenant, its employees, agents, invitees, or contractors to the Premises. Should Tenant fail to conduct any such repair within ten days of written notice from Landlord, Landlord may, at its option, perform same, and Tenant shall remit payment to Landlord for the actual cost and expense incurred by Landlord in effecting such repair immediately upon demand.

          7.   SIGNS.  Upon reasonable approval in writing by Landlord and
               ------
     subject to any applicable governmental laws, ordinances, regulations and other requirements (including but not limited to Highwoods Office Park's restrictive covenants and the City of Raleigh Code of Ordinances), Tenant shall have the exclusive right to install, at its sole expense, a panel within the monument sign located on the Premises. The Tenant shall be solely responsible for the installation and maintenance of the panel within the monument sign. Tenant shall remove the panel upon the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, and Tenant shall repair any injury or defacement, including, without limitation, discoloration of the sign box or any other related equipment regarding same caused by such installation and/or removal.

          8.   INSPECTION.
               -----------

          (a) Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease or in order to show the Premises to any prospective purchaser or lender. Except for emergencies, Landlord shall provide 24 hours advance notice of any such inspection. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises to any prospective tenant and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. In all events, Landlord's entry to and inspection of the Premises shall be conducted so as not to interfere with the operation of Tenant's business in the Premises. Tenant shall schedule with Landlord at least thirty (30) days prior to vacating the Premises a time mutually agreeable to the parties hereto for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give notice or arrange such joint inspection, Landlord's inspection made in good faith at or after Tenant's vacating the Premises shall be presumptively deemed correct for purposes of determining Tenant's responsibilities for repairs and restoration.

          (b) Landlord acknowledges that Tenant's business at the Premises involves sensitive information and operations and the Tenant has security requirements to protect such information and operations. Landlord and any person entering the Premises with, at the direction of or under the authority of, Landlord shall follow Tenant's security requirements, which include the requirement that all persons entering the Premises be attended by a representative of Tenant. Tenant shall make a representative available upon 24-hours prior notice by Landlord. In the event of an emergency that could cause damage to health, safety or property Landlord shall use good faith efforts to follow Tenant's security requirements and in such event Landlord will be required to give only such notice that it in good faith believes is feasible under the circumstances and need not wait to be accompanied by Tenant or its employees or representatives (although these parties may still accompany Landlord if they are available and wish to do so).

          9.   ASSIGNMENT AND SUBLETTING.  Tenant may sublet or assign the
               --------------------------             ------    ------
     Premises or the interest of Tenant therein in whole or in part without the consent of Landlord upon thirty (30) days written notice to Landlord to (i) an Affiliate (an "affiliate" shall be deemed to be any entity which is controlled by or under common control with Tenant or which controls Tenant); (ii) a Subsidiary (a "subsidiary" shall be deemed to be any entity controlled, directly or indirectly, by Tenant); (iii) a successor entity to Tenant resulting from merger, consolidation, non-bankruptcy reorganization, or government action; or (iv) a purchaser of all or a majority of Tenant's stock or assets, provided that the Building is used for general office purposes and/or the same or similar purpose as used by Tenant. If such assignee or sublessee shall possess a net worth less than that of Tenant, Tenant shall continue to remain obligated under this Lease notwithstanding such assignment of sublease. For the purposes of this Section 9, the net worth of Tenant shall be measured as of the Commencement Date.

          Tenant may otherwise sublet or assign the Premises or the interest of
                               ------    ------
     Tenant therein in whole or in part, subject to the prior written consent of Landlord, which shall not be unreasonably withheld, so long as the Building is used for general office purposes and/or the same or similar purpose as used by Tenant. Further, except as provided herein, Tenant may not sell, lien, or encumber its interest in this Lease, or assign or delegate the management or permit the use or occupancy of the Premises in whole or in part by anyone other than Tenant without the prior written consent of Landlord, which consent Landlord may withhold in its sole discretion. Landlord and Tenant acknowledge and agree that the foregoing provisions have been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Paragraph 9.

          In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder (to the extent permitted by law) may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency, or reorganization proceedings. No assignment, transfer, mortgage, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee or subtenant, shall in any way impair the continuing primary liability (which after an assignment shall be joint and several with the assignee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case. If for any approved assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the base rent hereunder, or in case of a sublease of part of the Premises, in excess of the portion of such rent fairly allocable to such part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

               Notwithstanding any provision of this Lease to the contrary, should Tenant receive consent from Landlord to sublease or assign its interest in the Premises and seek to sublease or assign its interest in the Premises in accordance with this paragraph, Tenant shall not use the name of Landlord, any insignia of Landlord, or any likeness of the Building in any of its advertising for such sublease or assignment.

               10.  FIRE AND CASUALTY DAMAGE.
                    ------------------------

               (a) Landlord shall obtain and keep in force a policy of general liability insurance with coverage against such risks and in such amounts as Landlord deems reasonably commercially advisable insuring Landlord against liability arising out of the ownership, operation and management of the Building. Landlord agrees to maintain standard fire and extended coverage insurance for the Building in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against special causes of loss, including, the perils of fire, and lightning, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of North Carolina. Subject to the provisions of subparagraphs 10(c), 10(d), 10(e) and Section 11 below, such insurance shall be for the sole benefit of Landlord and under its sole control.

               (b) If the Premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, Tenant shall give immediate written notice thereof to Landlord.

               (c) If the Premises should be totally destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

               (d) If the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 10(a) above, but only to such extent that rebuilding or repairs can, in Landlord's estimation, be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall, at its sole cost and expense, thereupon proceed with reasonable diligence to rebuild and repair the Premises and the Building to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced in proportion to the amount of the Premises that is unusable or inaccessible to Tenant in the ordinary conduct of its business or to the extent of the interference with Tenant's use of the common areas of the Building.

               (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder thereafter accruing shall cease and terminate.

               (f) Each of Landlord and Tenant hereby waives all rights to recover against each other or against any other tenant or occupant of the Building, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance required to be carried by each of them pursuant to this Lease, or any other insurance actually carried by either of them. Landlord and Tenant shall cause their respective insurers to issue waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building or the Premises or the contents of either of them, and any cost for the issuance of such endorsements shall be borne by the original insured under such policies.

               (g) The obligation of Landlord in this paragraph 10 to repair and restore the Premises and the Building as provided herein, does not include an obligation of Landlord to repair the fixtures, equipment, or personal property of Tenant, which Tenant shall insure for its benefit, and Tenant shall have the obligation to repair and restore in the event of a casualty or other loss.

               (h) The period of time within which repair and restoration of the Premises must be completed shall be extended due to delays occasioned by force majeure.

               11.  LIABILITY AND INSURANCE.
                    -----------------------

               (a) Subject to waiver of subrogation in 10(f) above, each party shall indemnify, defend, protect and hold the other party harmless from and against any and all claims, suits, judgments, losses, costs, obligations, damages, expenses, interests and liabilities, including, without limitation, reasonable attorneys' fees, for any injury or damage to any person or property whatsoever arising out of or in connection with the matters described below, when such injury or damage has been caused in whole or in part by the negligence or willful act of that party or its employees, agents or contractors. The indemnifying party shall reimburse the other party for any injury or damage which has been caused in whole or in part by the other party by reason of any breach, violation or non-performance by the indemnifying party, its employees, or independent contractors of any covenant of this Lease, or by reason of the negligence or willful acts of the indemnifying party, its employees or independent contractors. Nothing contained in this Lease shall obligate the indemnifying party to indemnify the other party against the other party's negligence or willful acts or that of its employees, agents or independent contractors. The provisions of this Section 11 shall survive the expiration or termination of this Lease and shall terminate upon the expiration of any applicable statute of limitations. Subject to provisions of Section 10(f), Tenant shall indemnify Landlord from and against any claim or loss arising out of any injury, loss or damage to any person or property while on or in the Premises, if not due to negligence or willful misconduct of Landlord or its employees, agents or contractors, and from damage, loss, or injury to any person or property anywhere occasioned by the negligence or willful misconduct of Tenant or of the employees, agent, independent contractors or invitees of Tenant. Subject to provisions of Section 20(f), Landlord shall indemnify Tenant from damage, loss, or injury to any person or property on the Premises occasioned by the negligence or willful misconduct of Landlord or of its employees, agents or independent contractors.

               (b) Tenant shall not be required to indemnify and hold Landlord harmless from any loss, cost, liability, damage or expense, including, but not limited to, penalties, fines, liens, judgments, settlement costs, investigation costs, attorneys fees, court costs, insurance policy deductibles (collectively "Claims"), to any person, property or entity resulting from the negligence or willful misconduct of Landlord or its agents, contractors, servants, employees or licensees, in connection with the Landlord's activities on the Premises. Landlord shall not be required to indemnify and hold Tenant harmless from any Claims to any person, property or entity resulting from the negligence or willful misconduct of Tenant or its agents, contractors, servants, employees or licensees, in connection with the Tenant's activities on the Premises.

               (c) Tenant's agreement to indemnify and hold Landlord harmless, the exclusion from Tenant's indemnity, Landlord's agreement to indemnify and hold Tenant harmless pursuant to the provisions of this Lease are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to the Lease to the extent that such policies cover the results of such acts, omissions or willful misconduct.

               (d) Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, naming Landlord as an additional insured, and insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises;
     (iii) Tenant's operations in and maintenance and use of the Premises; (iv) the equipment, personal property and fixtures of Tenant located on the Premises; (v) any interruption in the conduct of the business of Tenant on the Premises; (v) Tenant's liability assumed under this Lease, and such other kinds of insurance as Landlord shall reasonably request. The limits of coverage maintained by Tenant for (i) commercial general liability shall be not less than $5,000,000.00 with respect to each occurrence, not less than $5,000,000.00 with respect to personal injury or death of a single person, not less than $5,000,000 general aggregate, and not less than $5,000,000.00 with respect to products completed operations aggregate, (ii) for business interruption insurance shall be not less than coverage for actual loss, and (iii) for replacement of the equipment, personal property and fixtures of Tenant shall be not less than full replacement value.

               (e) All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certificates of insurance, together with receipt evidencing payments of premiums thereof, shall be delivered to Landlord prior to the Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, certificates of insurance (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days prior written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

               12.  CONDEMNATION.
                    ------------

               (a) If the whole or any substantial portion of the Premises, the Building or the Land should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises by Tenant for the purposes provided herein, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of the Premises shall occur.

               (b) If a portion of the Premises, the Building or the Land shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the use by Tenant of the Premises is not materially interfered with, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced in an amount that shall be reasonable under all of the circumstances but no less than that amount of rent relating to the portion of the Premises, if any, taken.

               (c) In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive and retain all awards as may be awarded in any condemnation proceedings other than those specifically awarded Tenant for a taking of Tenant's personal property, loss of business and moving expenses.

               13.  HOLDING OVER AND TERMINATION.
                    ----------------------------

               (a) Tenant shall upon the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord without the requirement of notice by Landlord to Tenant of the termination of this Lease, nor any grace or cure period should Tenant fail to yield up immediate possession to Landlord. Unless the parties hereto shall otherwise agree in writing, if Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than ten (10) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 13 shall not be construed as Landlord's consent for Tenant to hold over.

               (b) Upon the termination of this Lease for whatever reason, Tenant shall quit and immediately surrender the Premises to Landlord, broom clean, in good order and condition with all repairs and maintenance required by Tenant hereunder having been performed, ordinary wear and tear and casualty excepted, and Tenant shall remove its personal property from the Premises in accordance with this Lease. Should any of the personal property or trade fixtures of Tenant remain upon the Premises after the Termination Date, all such property shall be deemed abandoned by Tenant, and Landlord may remove same at the cost and expense of Tenant with no liability to Tenant therefore, and Tenant hereby releases Landlord from all liability therefor.

               14.  QUIET ENJOYMENT.   Landlord represents and warrants that it
                    ----------------
     has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

               15.  EVENTS OF DEFAULT.  The following events shall be deemed to
                    -----------------
     be events of Default by Tenant under this Lease:

               (a) Tenant shall fail to pay any installment of the rent herein reserved, or payment with respect to taxes hereunder, or any other payment or reimbursement to Landlord required herein, within five (5) days after notice; provided, however, Tenant shall not be in default under this subparagraph (a) for any failure to comply with the provisions of this subparagraph (a) two times in any twelve month period.

               (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

               (c) Tenant shall file a petition under any section or chapter of the Bankruptcy Reform Act, as amended or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

               (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

               (e) Tenant shall fail to yield up immediate possession of the Premises to Landlord upon termination of this Lease.

               (f) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the provisions of subparagraphs (a), (b), (c), (d), and (e) of this

     Paragraph 15), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

               (g) Notwithstanding the foregoing, except for Tenant's payment obligations hereunder, if Tenant is delayed in performing its obligations hereunder, by reason of strike or other labor problems, acts of God, riot, insurrection, governmental actions or requirements, or any other cause beyond the reasonable control of Tenant, the time for Tenant's performance shall be extended for the period of any such delay or such longer period if Tenant is diligently pursuing such cure and such cure is not capable of being completed within twenty (20) days, provided in no event shall cure period be extended longer than sixty (60) days.

               16.  REMEDIES.  Upon the occurrence of any Default in Paragraph
                    ---------
     15 hereof, Landlord shall have the option to pursue any remedy at law or in equity, including, but not limited to, one or more of the following remedies without any notice or demand whatsoever:

               (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel and remove Tenant and any other person who may be occupying the Premises or any part thereof, with or without judicial approval, by any legal means necessary, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

               (b) With or without terminating this Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, with or without judicial approval, by any legal means necessary, without being liable for prosecution and receive the rent thereof; store any property located on the Premises at the expense of the owner thereof and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental except all such rental collected shall be used to offset any damages caused by Tenant.

               (c) Enter upon the Premises, with or without judicial approval, by any legal means necessary, without being liable for prosecution or any claim for damages therefor, secure the Premises against unauthorized entry, remove all property of Tenant from the Premises and store it at the cost and expense of Tenant, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

               (d) Whether or not the lease is terminated, accelerate and demand the payment of the present value of all base rent and other charges due and payable hereunder over the term of this Lease less the reasonably expected rent Landlord would be anticipated to collect over the remaining term from another tenant.

               In the event Tenant fails to pay any installment of base rent or additional rent hereunder within fifteen days of the due date of such installment, Tenant shall pay to Landlord on demand a late charge in an amount equal to four percent (4%) of such installment to help defray the additional cost to Landlord for processing such late payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any and all reasonable attorneys' fees so incurred.

               Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. No waiver by either party of any violation or breach by the other party of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing, and no receipt of money by Landlord from Tenant after the termination of this Lease or after service of any notice or after the commencement of any suit or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such termination, notice, suit or judgment, unless Landlord so notifies Tenant in writing. Forbearance by either party to enforce one or more of the remedies herein provided or available at law or in equity upon an event of default shall not be deemed or construed to constitute waiver of such default by the defaulting party or of the enforcing party's right to enforce any such remedies with respect to such default or any subsequent default.

               17. LANDLORD'S LIEN.  Landlord hereby waives any statutory or
                   ----------------
     contractual lien for rent in Landlord's favor, upon any and all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, and the proceeds and products thereof situated on the Premises. Landlord hereby agrees to execute such certifications or statements and other instruments requested by Tenant evidencing the waiver of all such liens by Landlord.

               18. MORTGAGES.  Tenant accepts this Lease subject and subordinate
                   ---------
     to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute and provide to Landlord within ten (10) business days of a request therefor, any instruments, releases or other documents which may be required by any mortgagee or trustee for the purpose of further subjecting and subordinating this Lease to the lien of any such mortgage or deed to trust.

               Landlord shall endeavor to obtain from any existing mortgagee, groundlessor or other existing lien holder of the Building a so-called non-disturbance and attornment agreement under which Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in Default and Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. Tenant shall not be required to subordinate this Lease to any future mortgagee, groundlessor or other lien holder of the Property unless such party agrees to enter into such a non-disturbance and attornment agreement with Tenant.

               19. MECHANIC'S LIENS.  Tenant shall have no authority, express
                   -----------------
     or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Premises or under the terms of this Lease.

               20.  NOTICES.  Each provision of this instrument or of any
                    -------
     applicable governmental laws, ordinances, regulations, or other requirements with reference to the sending, mailing, or delivery of any notice by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

               (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as either party may specify from time to time by written notice delivered in accordance herewith. Tenant's obligations to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

               (b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when:

               (i) sent by federal express or other nationally recognized overnight courier, charges prepaid; or

               (ii) sent by Certified or Registered Mail, return receipt requested, postage prepaid,

     and addressed to the parties hereto at the respective addresses set out below, or at other such addresses as they have heretofore specified by written notice delivered in accordance therewith.

               LANDLORD:

               Carolina Blackhawk, LLC
               c/o Hartwell Smith
               York Properties
               801 Oberlin Road
               Raleigh, North Carolina 27605

               COPY TO:

               Michael G. Winters
               Smith Helms Mulliss & Moore, LLP
               Post Office Box 27525
               Raleigh, North Carolina 27611

               TENANT:

               Engage Technologies, Inc.
               100 Brickstone Square
               Andover, Massachusetts  01810
               Attention: General Counsel

               COPY TO:

               Pamela Coravos
               Hale and Dorr, LLP
               60 State Street
               Boston, Massachusetts 02109-1803

     If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant, as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be deemed to have received notices in accordance with the provisions of this paragraph with the same effect as if each had received such notice.

               21.  BROKER'S CLAUSE.  Tenant warrants and represents to
                    ----------------
     Landlord that it has had no dealings with any real estate broker or agent in connection with this Lease other than CRF Partners, Inc. with York Properties, Inc. as its local representative receiving any and all commissions due, and Tenant covenants to pay, hold harmless, and indemnify Landlord from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any real estate broker or agent other than CRF Partners, Inc. with York Properties, Inc. acting as its local representative with respect to this Lease or the negotiation thereof, arising out of any act of Tenant. Landlord warrants and represents to Tenant that it has had no dealings with any real estate broker or agent in connection with this Lease other than York Properties, Inc., and CRF Partners, Inc., and Landlord covenants to pay, hold harmless, and indemnify Tenant from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any other real estate broker or agent with respect to this Lease or the negotiation thereof, arising out of any act of Landlord. Landlord shall pay all commissions and compensation due to CRF Partners, Inc. and York Properties, Inc. pursuant to a separate agreement.

               22.  LANDLORD'S LIABILITY.  Notwithstanding anything to contrary
                    ---------------------
     contained in this Lease, Tenant agrees and understands that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of a judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of Default or breach of Landlord in performance of its obligations under this Lease, it being intended that there will be absolutely no personal liability on the part of Landlord, its successors and assigns with respect to any of the terms, covenants, and conditions of this Lease, and no other assets of Landlord or of Landlord's partners, if any, shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such Default or breach, this exculpation of liability to be absolute and without exception whatsoever.

               23.  RULES AND REGULATIONS.  Tenant shall fully comply with the
                    ----------------------
     Rules and Regulations attached hereto as Exhibit E and made a part hereof
                                              ---------
     and any and all commercially reasonable modifications thereof, or amendments thereto with respect to which Landlord notifies Tenant.

               24.  HAZARDOUS MATERIALS.
                    -------------------

               (a) For purposes of this Lease, "Hazardous Material" means and includes any hazardous or toxic substance, pollutant, contaminant, gas, or petroleum product defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, any so-called "Superfund" or "Superlien", law, the Toxic Substances Control Act, as amended, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, or toxic waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material, gas or petroleum product, and "Applicable Laws" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, any so-called "Superfund" or "Superlien", law, the Toxic Substances Control Act, as amended, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous or toxic waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material, gas or petroleum product.

               (b) Except for small quantities of ordinary office supplies such as copier toner, liquid paper, glue, ink and common household cleaning materials or materials arising in connection with the permitted uses of the Premises ("Excepted Materials"), Tenant shall not cause or permit any Hazardous Material to be brought, kept, used, discharged, treated, stored, or disposed of in or about the Premises or the Building or Land by Tenant, its agents, employees, contractors or invitees.

               (c) If Tenant knows, or has reasonable cause to believe, that it has caused Hazardous Material (other than Excepted Materials) or a condition involving or resulting from same, has come to be located in, on or under or about the Premises or the Building, Tenant shall promptly give written notice of such fact to Landlord. Tenant shall also promptly give Landlord (without demand by Landlord) a copy of any statement, report, notice, registration, application, permit, license, given to or received from, any governmental authority or private party, or persons entering or occupying Premises, concerning the presence, spill, release, discharge of or exposure to any Hazardous Material or contamination in, on or about the Premises or the Building.

               (d) Landlord and Landlord's employees, agents, contractors and lenders shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Section 24. Tenant and Landlord shall have the right to employ experts and/or consultants in connection with its examination of the Premises and with respect to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Materials on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting the same.

               (e) Tenant shall indemnify, defend, and hold Landlord, any parent, subsidiary and affiliate of Landlord, its officers, directors, beneficiaries, shareholders, partners, agents, and employees, harmless from all fines, suits, procedures, claims, and actions of every kind, and all reasonable costs associated therewith (including reasonable attorneys' and consultants' fees) caused by or in any way connected with any deposit, spill, discharge, or other release (or the threat of release) of any Hazardous Material or oil, or caused by the act or negligence of Tenant or any of Tenant's agents, employees, licensees, sublessees, concessionaires, contractors or invitees, (collectively, "Tenant's Acts"), or from Tenant's failure to provide all information, make all submissions, and take all actions as required by all governmental authorities under all applicable laws, ordinances and regulations related thereto except to the extent the fine, suit, procedure, claim, etc. arose due to the conduct of any third party or the Landlord, its officers, directors, beneficiaries, shareholders, partners, agents, and employees. Tenant shall not be liable, however, with respect to any Hazardous Materials located in the Premises and/or the Building as of the date hereof or introduced to the Premises and/or the Building other than by Tenant's acts. In addition, in connection with Tenant's indemnifications pursuant to this Section 24, Tenant shall be responsible for the reasonable cost of any remediation required to be performed under law in, on or to the Premises and/or the Building as a result of any deposit, spill, discharge, or other release (or the threat of release) of any Hazardous Material or oil that occurs as a result of Tenant's Acts. Conditions existing as of the date of this Lease are excluded.

               (f) Landlord shall indemnify, defend, and hold Tenant, any parent, subsidiary and affiliate of Tenant, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees harmless from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of the presence of any deposit, spill, discharge, or other release (or the threat of release) of any Hazardous Material or oil at the Premises not caused solely by Tenant's Acts or arising out of the presence or the act or negligence of Landlord, its agents, employees, or contractors (collectively, "Landlord's Acts"), or from Landlord's failure to provide all information, make all submissions, and take all actions required by all governmental authorities under all applicable laws, ordinances and regulations related thereto. In addition, in connection with Landlord's indemnifications pursuant to this Section 24(i), Landlord shall be responsible for the cost of any remediation required to be performed in, on or to the Premises and/or the Building as a result of the matters described in this Section (f).

               (g) Within 60 days of the commencement of this Lease, Landlord, at its sole cost and expense, shall cause such UPS to be removed from the Building in accordance with all applicable laws. The cost of such removal shall be excluded from CAM Expenses. There shall also be excluded from CAM Expenses any costs arising from management, abatement, removal or remediating any lead paint, asbestos or PCBs and costs arising from the presence of Hazardous Materials in the air, soil, surface waters or groundwater of the Premises except to the extent caused by Tenant Acts.

               (h) Except as set forth in Exhibit F, Landlord has not received and has no knowledge of any notice, correspondence or communication from any third party or governmental entity regarding the environmental status of the Building or the Premises, including but not limited to communications concerning the presence of Hazardous Materials in the Building or at, on, or about the Premises or on the property abutting the Premises.

               25.  MISCELLANEOUS.
                    -------------

               (a) Words of either gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

               (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a resolution, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

               (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

               (d) Tenant agrees from time to time, within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. Landlord agrees from time to time, within ten (10) business days after request of Tenant, to deliver to Tenant, or Tenant's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by Tenant. It is understood and agreed that Tenant's and Landlord's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for each party's execution of this Lease.

               (e) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

               (f) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations concerning the condition of the Premises. Subject to casualty and normal wear and tear, upon the expiration or earlier termination of the term hereof, and prior to Tenant's vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated in good faith by Landlord as necessary to put the Premises, including, without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's pro rated obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant within thirty (30) days after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 27(f).

               (g) In the event of a transfer by Landlord of its interest in the Premises, Landlord shall be released from all obligations and liabilities under the terms of this Lease subsequent to the date of such transfer. In the event a transferee shall agree to assume the obligations and liabilities of Landlord under the Lease prior to the date of the transfer, Landlord's shall be released from all obligations and liabilities under the Lease.

               (h) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

               (i) Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer with the Premises being subject to prior lease and such offer subject to the withdrawal or non-acceptance by Landlord or to other use of the Premises without notice, and this Lease shall not be valid or binding unless and until both Landlord and Tenant have fully executed this Lease in writing and a fully executed copy delivered to both parties hereto.

               (j) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the date set forth in the first paragraph on the first page hereof.

               (k)  Time is of the essence of this Lease.

               (l) Landlord shall not be in Default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such duties or obligations within thirty (30) days (or such additional time as is reasonably required to correct any such Default) after written notice by Tenant to Landlord, and to any mortgagee with a lien on the Land or the Building of which Tenant has received written notice, properly specifying wherein Landlord has failed to perform any such duty or obligation. Landlord shall have no liability for any incidental or consequential damages of Tenant, or anyone claiming by, through or under Tenant, for any reason whatsoever.

               (m) In the event that Landlord shall Default in the performance of Landlord's obligations hereunder, the holder of a mortgage or the beneficiary of a deed of trust which includes the Premises shall have the right, but not the obligation, to perform or comply with any covenants, agreements and provisions violated in connection with such Default. Further, if such holder or beneficiary notifies Tenant that such holder or beneficiary has taken over Landlord's right under this Lease, Tenant shall not assert any right to deduct the cost of repairs or any monetary claims against Landlord theretofore accrued from rent thereafter due and payable, but shall look solely to Landlord and not such holder or beneficiary for satisfaction of such claim.

               (n) This Lease does not create the relationship of partner or joint venturer between Landlord and Tenant.

               (o) The laws of the State of North Carolina shall govern the interpretation, the validity, performance and enforcement of this Lease.

               (p) The undersigned officer of Tenant does hereby warrant and certify to Landlord that Tenant is a corporation in good standing and duly organized under the laws of the State of Delaware and is authorized to do business in the State of North Carolina. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that such officers are authorized and empowered to bind the corporation to the terms of this Lease by such officer's signature hereto.

               (q) The undersigned officer of Landlord does hereby warrant and certify to Tenant that Landlord is a limited liability company organized under the laws of the State of Georgia and is in good standing under the laws of the State of North Carolina. The undersigned officer of Landlord hereby further warrants and certifies to Tenant that such officers are authorized and empowered to bind the company to the terms of this Lease by such officer's signature hereto.

               (r) This Lease shall be executed in duplicate, each of which shall be deemed an original and complete of itself and may be introduced into evidence or used for any purpose without the production of any other copy. Duly authorized representatives of each party must execute this Lease in their appropriate capacity for such party and Tenant shall affix its corporate seal.

               (s) The provisions contained in the Exhibits attached hereto, if any, are incorporated herein by reference and made a part of this Lease.
     In the event of any conflict between the this portion of this Lease and the Exhibits, the provisions of the Lease shall govern and control.

               (t) Although the provisions of this Lease were drafted by Landlord, such fact shall not cause this Lease to be construed either for or against Landlord or Tenant.

               (u) This Lease may not be recorded. Upon the request and at the expense of Tenant, Landlord shall execute a memorandum of this Lease suitable for recording which shall omit the financial terms herein but which shall identify the Premises and the term of this Lease. Upon the expiration of this Lease, a recorded memorandum of this Lease may be canceled of record by a document executed by Landlord, or its successor in interest for such purpose.

               (v) If Tenant is not a publicly traded company, Tenant shall provide to Landlord within ninety (90) days of the close of its fiscal year, and thereafter within ten days of the reasonable request of Landlord, financial statements of Tenant certified by the chief financial officer of Tenant, and Tenant shall act to ensure that any guarantor (if it is not a publicly traded company) hereof provides Landlord with copies of its financial statements within ninety days of the close of its fiscal year.

               (w) No remedy conferred herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

               (x) No provision of this Lease shall be deemed to waive any statutory or common law rights of Landlord to assert a lien upon property of Tenant.

               (y) An "Abatement Event" shall be defined as an event or circumstance that prevents Tenant from using the Premises or any portion thereof, as a result of any failure to provide services or access to the Premises. Tenant shall give Landlord notice ("Abatement Notice") of any such Abatement Event, and if such Abatement Event continues beyond the "Eligibility Period" (as that term is defined below), then the Base Rent and Tenant's other monetary obligations to Landlord shall be abated entirely or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, Base Rent and Tenant's other monetary obligations to Landlord shall be abated entirely for such time as Tenant continues to be so prevented from using, and does not use, the Premises. The term "Eligibility Period" shall mean a period of fifteen (15) consecutive days after Landlord's receipt of any Abatement Notice(s). In addition, if an Abatement Event continues for ninety (90) consecutive days after an Abatement Notice, Tenant may terminate this Lease by written notice to Landlord at any time before the date such Abatement Event is cured by Landlord.

               (z) Regardless of any reference to the words "sole" or "absolute" (but except for matters which will have an adverse effect on the (a) structural integrity of the Building (b) the Building's plumbing, heating, life safety, ventilating, air conditioning, mechanical or electrical systems, or (c) the exterior appearance of the Building, whereupon in each such case Landlord's duty is to act in good faith and in compliance with the Lease), any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

               (aa) Tenant shall have exclusive use of all parking spaces surrounding the Building. Landlord shall maintain all such parking areas.

               (bb) Expansion Option. Tenant will have the right to exercise an option (the "Expansion Option") pursuant to which Tenant and Landlord will exercise good faith and commercially reasonable efforts to agree on and accomplish an expansion of the Building by approximately 10,000 square feet (but in no event will this expansion cause the size of the Building to exceed the maximum permitted area or size of the Building as currently entitled under existing applicable laws unless otherwise specifically agreed in writing by Tenant and Landlord). The Expansion Option can be exercised only by Tenant delivering to Landlord written notice of exercise during the first two (2) years of the Lease term.

               If Tenant validly exercises the Expansion Option, the following issues (and any other necessary issues) will need to be agreed on in order to accomplish the expansion: the initial general form of (and, if agreement is reached on the other terms, the final plans and specifications for) the expansion and a schedule therefor; the contractors and professionals that will perform the work; all costs in connection with the expansion, including, without limitation, costs of surveys, testing, design, space planning, drafting, architecture engineering, other professional fees, labor, material, services, utilities, and other costs of construction, permits and approvals (and associated legal and other fees and costs); a mutually agreeable rental rate for the expansion space, taking into account all of the associated costs and a mutually agreeable rate of return to Landlord and its lenders; other mutually agreeable modifications to the Lease to accommodate the expansion, and an extension of the initial Lease term so that the initial Lease term for all of the Premises expires at least five (5) years after the rent commencement date of the expansion space.

               In view of the foregoing agreements that must be reached in order to accomplish the expansion, and because neither the necessary permits and approvals nor acceptable financing for the expansion and associated costs have been offered or obtained at this time, and because of the other conditions that must first be satisfied so as to permit the expansion, the parties agree that, notwithstanding anything to the contrary, if for any reason the parties do not reach terms or if any of the conditions in this Section are not satisfied, neither party will be deemed to be in default in any manner and will not incur liabilities to the other, and unless otherwise agreed in writing by both parties, the Expansion Option will lapse and become null and void, the Lease will continue in full force and effect in accordance with its terms without an expansion, and Tenant's obligations under the Lease will not be reduced, excused, waived or otherwise affected in any way.

               In addition to any other conditions to the Expansion Option, Landlord's lenders, if any, must consent in writing to the expansion.

               (cc) Landlord has performed a Y2K assessment of the Building and has no actual knowledge of any Y2K problems that could materially interfere with the functioning of the Building or Building Systems.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above written.

                                        LANDLORD:

                                        Carolina Blackhawk, LLC (SEAL)


                                        By: /s/ Hatwellk Smith        (SEAL)
                                           ---------------------------
                                        Print Name:Hatwellk Smith
                                                   -------------------
                                        Title: Vice President
                                              ------------------------


                                        TENANT:

                                        Engage Technologies, Inc. (SEAL)


                                        By: /s/Michael K. Baker       (SEAL)
                                           ---------------------------
                                        Print Name: Michael K. Baker
                                                   -------------------
                                        Title: VP & General Counsel
                                              ------------------------
Attest:

/s /  Chris McMann
------------------------------
Print Name: Chris McMann
           -------------------
Title: Controller
      ------------------------

[CORPORATE SEAL]

                                   EXHIBIT A

                                   THE LAND

                             EXHIBIT A - THE LAND

BEING all of Lot 5, containing 4.150 acres, more or less, as shown on plot of the property of Highwoods Company of Raleigh, Inc. dated July 12, 1979, and recorded in Book of Maps 1979, at Page 563, of the Wake County Registry, reference to said map being made in aid of description and being more particularly described as follows:

BEGINNING on a new iron pipe located in the northern line of the right of way of Highwoods Boulevard, said point being the southwestern corner of Lot 4 of Highwoods Realty Ltd. Partnership as described in Deed Book 6168, Page 542 Wake County Registry and being the southeastern corner of Lot 5 as shown in Book of Maps 1979, Page 563 Wake County Registry, and said Beginning point also being located North 49 degrees 00' 08" East 141.74 feet from the centerline intersection of Highwoods Boulevard and Poplarwood Court; and runs thence from said established Beginning Point and along the northern line of Highwoods Boulevard along a curve having a radius of 813.24 feet, an arc length of 184.65 feet and a chord bearing and distance of North 56 degrees 51' 58" West 184.25 feet to a new iron pipe; runs thence North 50 degrees 21' 42" West 99.03 to a new iron pipe; runs thence leaving said right of way North 39 degrees 37' 57" East 645.37 feet to an existing iron pipe; runs thence South 50 degrees 20' 05" East 282.10 feet to an existing iron pipe; runs thence South 39 degrees 37' 57" West 624.37 feet to a point and place of BEGINNING and being all of Lot 5 as shown on that survey prepared by Al Prince & Associates entitled "Survey for Blackhawk Financial, LLC of Lot 5 Highwoods" dated January 18, 1999.

                                   EXHIBIT B

                                  FLOOR PLAN

                                   EXHIBIT B

                            [DIAGRAM APPEARS HERE]

                                   EXHIBIT C

                           PLANS AND SPECIFICATIONS

       [TO BE ATTACHED UPON THE MUTUAL APPROVAL OF LANDLORD AND TENANT.]

                                   EXHIBIT C

                            [DIAGRAM APPEARS HERE]

                                   EXHIBIT D

          All space planning, architectural and engineering drawings necessary to complete Tenant's premises shall be provided by Landlord at Landlord's expense. Landlord shall also install a new heating and air conditioning system as provided in Section 5(b).

          Landlord, at its expense, shall shampoo the carpet, remove the "control desk" (if requested by Tenant), thoroughly clean the ceramic tile in the lobby and break areas, make one men's room sink and one women's room sink wheelchair accessible, and install eight approximately 10x12 square foot offices as per the Plans. Any new construction performed by Landlord must be approved by Tenant and match existing standards for the Building. Any new offices will contain the proper telecommunications, electrical and mechanical infrastructure that are standard in Class A offices. All new construction must meet all necessary code requirements and the Tenant shall receive a Certificate of Occupancy at their completion. Landlord shall deliver the Building with all mechanical, electrical, and plumbing systems in good working order. Landlord's contractor has determined that the existing computer room fire suppression system is not a chemical system but a dry system, and thus will remain. All work must be performed by North Carolina licensed and insured contractors and professionals and approved by Landlord prior to the beginning of any work.

                              Tenant Work Letter

Landlord agrees to provide the following improvements based on floor plans attached as exhibit "B" of the Lease.

     . 13 offices (constructed of 5/8" sheetrock walls, painted, and metal studs)

     . 13 3'x7' Solid Core wooden doors (includes hollow metal frames and lever hardware in accordance with ADA requirements)

     .    Soiled and/or damaged 2'x2' ceiling tiles will be replaced

     . Each office will have 2 new 2'x4' lay-in florescent lights with parabolic lenses

     . Mechanical system duct work to be reworked to accommodate new offices. New duct work added where necessary

     . Each office will have one telephone and one data outlet. Wiring to be provided by tenant.

     .    Each office will have two duplex electrical outlets

     .    "Q&A" room to have 16 duplex electrical outlets installed.

     .    Existing sprinkler heads to be relocated to comply with fire code.

                                   EXHIBIT E

                             RULES AND REGULATIONS

          1. The sidewalks, common areas, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, and the streets, alleys or ways surrounding or in the vicinity of the Building shall not be obstructed by Tenant, even temporarily, or encumbered by Tenant or used for any purpose other than ingress to and egress from the Premises.

          2. No awnings or other projections shall be attached to the outside walls of the Building.

          3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building unless approved by Landlord. Signs on entrance doors shall, at Tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without notice to Tenant or any liability therefor, and may charge the expense incurred by such removal to Tenant.

          4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

          5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

          6. The bathrooms and plumbing fixtures shall not be used for any purposes other than those for which they were designed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the bathrooms or fixtures shall be the responsibility of Tenant.

          7. Tenant shall not in any way deface any part of the Premises or the Building.

          8. No vehicles or animals of any kind shall be brought into or kept in or about the Premises, or in the Building. No cooking shall be done or permitted by Tenant on the Premises except in conformity with all applicable laws, statutes, regulations and ordinances and then only in the area designated as a kitchen, if any, on the Premises of Tenant, which is to be primarily used by Tenant's employees for heating beverages and light snacks. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

          9. All desks shall be serviced by chairs that are equipped with floor mats underneath each chair.

          10. No space in the Building shall be used for the sale of merchandise, goods, or property of any kind at auction excluding any e-commerce.

          11. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

          12. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant's business offices.

          13. No additional locks or bolts of any kind shall be placed upon any of the doors, walls, accessways, or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key or access card, as applicable, is delivered to Landlord. Tenant shall, upon the termination of its tenancy (i) return to Landlord all keys for the Premises and for any area of the Building, or common areas, either furnished to, or otherwise procured by Tenant,
(ii) restore the locks, walls, accessways, windows, and doors to their original condition on the date of this Lease by removing any security measures installed by Tenant, repairing any damage to the Premises or to the Building as a result of the restoration and removal, and (iii) in the event of the loss of any keys furnished to Tenant by Landlord, Tenant shall pay to Landlord the cost thereof.

          14.  Tenant shall not overload any floor.

          15. Tenant shall not occupy or permit any portion of the Premises to be used for the manufacture or sale of liquor or narcotics in any form.

          16. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

          17. Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

          18. No smoking is permitted in the Premises, or in the Building. Smoking is permitted outside the Building in designated smoking areas. All cigarette butts and other refuse should be placed in designated containers.

          19. No weapons concealed or visible are permitted in the Premises, in the Building, or on the Land.

          20. In the event the Premises constitute an outdoor patio, exterior generator area, or any open area adjacent to the Premises or on the Land designated under the Lease for the exclusive use of Tenant, Tenant shall use furniture and other equipment in any such areas in form, coloring, substance, design and quality subject to the prior approval of Landlord. In addition, any outdoor patio, exterior generator area, or other open area must be screened on all sides using materials in form, substance, coloring, design, and quality are subject to the prior approval of Landlord, and must be designed and constructed in accordance with plans and specifications that are subject to the prior approval of Landlord.

          Whenever the above rules conflict with any of the rights or obligations of Landlord or Tenant pursuant to the provisions of the Lease, the provisions of the Lease shall govern. Landlord shall not be responsible to Tenant or liable for the non-observance or violation of any of these Rules and Regulations by any other tenant

                                   EXHIBIT F